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                                                                    EXHIBIT 10.1

                                                                         REVISED



                          PETERSBURG LONG DISTANCE INC.



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                                STOCK OPTION PLAN

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                          PETERSBURG LONG DISTANCE INC.

                           STOCK OPTION PLAN - REVISED



1.       PURPOSE

1.1 This Stock Option Plan has been established by the Company to provide incentives to certain of its key employees, officers and directors.

2.       DEFINITIONS

2.1      In this Plan, the following terms have the following meanings:

    (a) "Company" means Petersburg Long Distance Inc. and all of its subsidiaries, its and their respective successors and assigns, and any reference in the Plan to action by the Company 0means action by or under the authority of the board of directors of the Company or any person or committee that has been designated for that purpose by the Company;

    (b) "Date of Grant" of an Option means the date the Option is granted to a Participant under the Plan;

    (c) "Designated Amount" of a Participant's Option means the maximum number of Shares which the Participant may purchase under the Option, as designated by the Company at the time the Option is granted;

    (d) "Eligible Employee" means a bona fide full-time employee (including, without limitation, any director or officer) of the Company who has been designated an Eligible Employee by the Company;

    (e) "Option" means a right granted under the Plan to a Participant to purchase Shares in accordance with the Plan;

    (f) "Option Price" in respect of a Participant's Option means the price designated by the Company at which the Participant may purchase Shares under the Option;

    (g) "Option Year" in respect to an Option means a calendar year commencing on the Date of Grant of the Option or on any anniversary of the Date of Grant;

    (h) "Participant" means an Eligible Employee who has agreed to participate in the Plan on such terms as the Company may specify at the time he is designated as an Eligible Employee;
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    (i)  "Plan" means this Stock Option Plan, as amended and restated from time to time;

    (j)  "Shares" means Common Shares of the Company.

2.2. In this Plan, unless the context requires otherwise, references to the male gender include the female gender, words importing in the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

3.       GRANTING OF OPTIONS AND DETERMINATION OF THE OPTION PRICE

3.1 From time to time the Company may designate one or more bona fide full-time employees of the Company (including, without limitation, any director or officer) as "Eligible Employees" for the purposes of the Plan. If an employee agrees to participate in the Plan on such terms as the Company may specify at the time he is designated as an Eligible Employee, he shall become a Participant in the Plan.

3.2 From time to time the Company may also grant an Option to a Participant to acquire Shares in accordance with the Plan. In granting such Option, the Company shall designate:

    (a) the maximum number ("Designated Amount") of Shares which the Participant may purchase under the Option provided that not more than 1,500,000 Shares shall be reserved for issuance, or issued in any one-year period, to any Participant and such Participant's associates;

    (b) the price ("Option Price") at which the Participant may purchase his Shares under the Option, which price shall be determined by the Company in accordance with section 3.3; and

    (c)  the term ("Option Term") during which the Option may be exercised.

3.3 The Option Price per Share in respect of an Option shall be equal to not less than the market price of the Company's Shares on the Date of Grant of the Option, being the closing price of the common shares of the Company on The Toronto Stock Exchange on the trading day immediately preceding the Date of Grant.

3.4 Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect any Eligible Employee's employment with the Company or any of its affiliates.
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4.       EXERCISE OF PARTICIPANT'S OPTIONS

4.1 The exercise of an Option under the Plan shall be made by notice to the Company in writing specifying and subscribing for the number of Shares in respect of which the Option is being exercised at that time and accompanied by a certified cheque or bank draft payable to the Company in the amount of the aggregate Option Price for such number of Shares. As of the day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and as promptly as possible thereafter shall be delivered a certificate representing that number of Shares.

4.2 Unless the Company otherwise agrees in writing, a Participant's Option shall terminate and may not be exercised after the earliest of:

    (a) 30 days after the Participant's termination of employment with the Company or his resignation or retirement or early retirement, (as determined by the Company at its sole discretion) provided that the Participant has not died prior to the expiry of such 30 day period;

    (b)  six months after the Participant's death;

    (c) the fifth anniversary of the Date of Grant of the Participant's Option; and

    (d) such date as may be imposed by any regulatory authority or body having jurisdiction over this aspect of the Plan.

5.       MAXIMUM NUMBER OF SHARES TO BE ISSUED UNDER THE PLAN

5.1 The maximum number of Shares which may be reserved for issuance, or issued in any one-year period, under this Plan, together with any other options and stock purchase plans granted by the Company to all Participants, shall not at any time exceed 2,500,000 Shares or such other number (not to exceed the maximum number permitted from time to time under any applicable law or under the applicable rules of any stock exchange in Canada upon which Shares of the Company are listed) as may from time to time be approved by the shareholders of the Company.

5.2 If any Option has terminated or expired without being fully exercised, any unissued Shares which have been reserved to be issued upon the exercise of the Option shall become available to be issued upon the exercise of Options subsequently granted under the Plan.
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6.       ANTI-DILUTION PROVISIONS

6.1 The number of Shares deliverable upon the exercise of an Option shall be subject to adjustment in the events and in the manner following:

    (a) In the event of any subdivision or subdivisions of the Shares of the Company as such Shares are constituted on the date of Grant of an Option, at any time while such Option is in effect into a greater number of Shares, the Company will thereafter deliver at the time of purchase of Shares pursuant to an Option, in addition to the number of Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from said subdivision or subdivisions without the Participant making any additional payment or giving any other consideration therefor.

    (b) In the event of any consolidation or consolidations of the Shares of the Company as such Shares are constituted on the date of Grant of an Option, at any time while such Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and the Participant shall accept, at the time of purchase of Shares hereunder, in lieu of the number of Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from such consolidation or consolidations.

    (c) In the event of any change of the Shares of the Company as such Shares are constituted on the date of Grant of an Option, at any time while such Option is in effect, the Company will thereafter deliver at the time of purchase of Shares hereunder the number of Shares of the appropriate class resulting from the said change as the Participant would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such change.

    (d) In the event of any capital reorganization, reclassification or change of outstanding equity shares of the Company or in the event of any consolidation, merger or amalgamation of the Company with or into any other company or in the event of any sale of the property of the Company as or substantially as an entity at any time while any Option is in effect, the Participant shall thereafter have the right to purchase and receive, in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of such Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of such Option would have received as a result of such reorganization, reclassification, change, consolidation, merger, amalgamation
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         or sale. The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this subparagraph (d).

    (e)  The adjustments provided for in this Paragraph 6.1 are cumulative.

6.2 The Company shall not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Share that would, except for the provisions of this paragraph 6.2, be deliverable upon the exercise of any Option shall be canceled and not be deliverable by the Company.

6.3 If any questions shall at any time arise with respect to the exercise price or number of Shares deliverable upon exercise of any Option, such questions shall be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants that the Company may designate and who shall have access to all appropriate records and such determination shall be binding upon the Company and the Participant.

7.       ACCOUNTS AND STATEMENTS

7.1 The Company shall maintain records of the details of each Option granted to each Participant under the Plan, including the Date of Grant, Designated Amount and the Option Price of each Option, the number of Shares in respect of which the Option has been exercised and the maximum number of Shares which the Participant may still purchase under the Option. Upon request therefor from a Participant and at such other times as the Company shall determine, the Company shall furnish the Participant with a statement setting forth the details of his Options. Such statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary is given to the Company within 30 days after such statement is given to the Participant.

8.       NOTICES

8.1 Any payment, notice, statement, certificate or other instrument required or permitted to be given to a Participant or any person claiming or deriving any rights through him shall be given by:

    (a) delivering it personally to the Participant or to the person claiming or deriving rights through him, as the case may be, or

    (b) mailing it postage paid (provided that the postal service is then in operation) or delivering it to the address which is maintained for the Participant in the Company's personnel records.
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8.2      Any payment, notice, statement, certificate or instrument required or permitted to be given to the Company shall be given by mailing it postage prepaid (provided that the postal service is then in operation) or delivering it to the Company at the following address:

         Petersburg Long Distance Inc.
         166 Pearl Street
         Toronto, Ontario
         M5H 1L3

         Attention: Senior Vice-President

8.3 Any payment, notice, statement, certificate or other instrument referred to in Section 8.1 or 8.2, if delivered, shall be deemed to have been given or delivered on the date on which it was delivered or, if mailed (provided that the postal service is then in operation), shall be deemed to have been given or delivered on the second business day following the date on which it was mailed.

9.       GENERAL

9.1 From time to time the Company may add to or amend any of the provisions of the Plan or terminate the Plan. Unless a Participant otherwise agrees, any such addition, amendment or termination shall apply only in respect of Options granted on or after the date of such addition, amendment or termination.

9.2 The determination by the Company of any question which may arise as to the interpretation or implementation of the Plan or any of the Options granted hereunder shall be final and binding on all Eligible Employees, Participants and other persons claiming or deriving rights through any of them.

9.3 The Plan shall enure to the benefit of and be binding upon the Company, its successors and assigns. The interest of any Eligible Employee or Participant under the Plan or in any Option shall not be transferable or alienable by him either by pledge, assignment or in any other manner whatsoever and, during his lifetime, shall be vested only in him, but shall thereafter enure to the benefit of and be binding upon the legal personal representatives of the Eligible Employee or the Participant, as the case may be.

9.4 The Company's obligation to issue Shares in accordance with the terms of this Plan and any Options granted hereunder is subject to compliance with the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of such Shares and to the listing of such Shares on any stock exchange on which any of the Shares of the Company may be listed. As a condition of participating in the Plan, each Eligible Employee agrees to comply with all such laws, rules and regulations and agrees to
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furnish to the Company all information and undertakings as may be required to permit compliance with such laws, rules and regulations.

9.5 An Eligible Employee shall not have any rights as a shareholder in respect of Shares subject to an Option until such Shares have been paid for in full and issued.

9.6 This Plan and any Options granted hereunder shall be governed by and construed in accordance with the laws of the Province of Ontario.
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                                AMENDMENT 1997-1
                                       TO
                          PETERSBURG LONG DISTANCE INC.
                                STOCK OPTION PLAN


The Company has established and maintains the Petersburg Long Distance Inc. Stock Option Plan (as revised). Pursuant to Section 9.1 of the Plan, the Company hereby amends the Plan as follows:

1. The name of the Plan is hereby changed to the "PLD TELEKOM INC. STOCK OPTION PLAN".

2.       Section 2.1(a) is amended to read in its entirety as follows:

         "Company" means PLD Telekom Inc. and all of its subsidiaries, its and their respective successors and assigns, and any reference in the Plan to action by the Company means action by or under the authority of the board of directors of the Company or any person or committee that has been designated for that purpose by the Company.

3.       Section 2.1(j) is amended to read in its entirety as follows:

         "Shares" means shares of Common Stock of the Company, par value $0.01 per share.

4.       Section 3.3 is amended to read in its entirety as follows:

         "The Option Price per Share in respect of an Option shall be equal to not less than the per share market price of the Company's Shares on the Date of Grant of the Option, being the last reported sale price on the Nasdaq National Market on the Date of Grant or, if there were no trades on that date, the latest preceding date upon which a sale was reported."

5. Article 3 is further amended by adding the following new section at the end thereof:

         "3.5 Anything contained in this Article 3 of the Plan to the contrary notwithstanding, the following provisions shall apply and govern the administration of the Plan:

                  (a) The Plan shall be administered and interpreted by a committee ("the Committee"), which shall consist of two or more persons appointed by the board of directors of the Company (the "Board"), all of whom shall be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and "non-employee directors" as defined
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         under Rule 16b-3 under the Securities Exchange Act of 1934, as amended
         (the "Exchange Act").

                  (b) The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan,
         (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise of restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) deal with any other matters arising under the Plan."

6. Article 4 is amended by adding the following new section at the end thereof:

         "4.3 The Company may require the Participant or other person receiving Shares upon exercise of an Option to remit to the Company, together with payment of the Option Price, an amount equal to the amount of any federal state or local taxes required to be withheld by the Company with respect to such Option exercise. If the Company so permits, a Participant may elect to satisfy the Company's tax withholding obligation with respect to the Option exercise by having Shares withheld up to an amount necessary to satisfy such withholding obligation. Any such election must be in a form and manner prescribed by the Company and shall be subject to the prior approval of the Company."

7. Section 5.1 is amended by deleting the parenthetical phrase included therein and substituting the following therefor:

         "(not to exceed the maximum number permitted from time to time under any applicable law or under the applicable rules of any stock exchange upon which Shares of the Company are listed or other trading market for the Company Shares)"

8. Section 9.6 is amended by deleting therefrom the reference to the "Province of Ontario" and substituting therefor a reference to the "State of Delaware."

9.       This Amendment 1997-1 shall be effective as of February 27, 1997.


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